Asset Backed Securities Portfolio Analysis
Encore
2005-4
Fixed Rate Loans
838 records

Selection Criteria: Fixed Rate Loans
Table of Contents
  Original Mortgage Loan Balance
  Remaining Balance
  Mortgage Rates (%)
  Original Term
  Remaining Term
  LIEN
  AGE
  LTV
  Owner Occupancy
  Property Type
  Loan Purpose
  Rate Type
  Prepayment Penalty Term
  FICO Scores
  State
  Documentation

1. Original Mortgage Loan Balance

Original Mortgage Loan Balance	Number of Mortgage Loans	Remaining Principal Balance	% of Remaining Principal Balance	Average Principal Balance	WA Gross CPN	Weighted Average LTV	Weighted Average FICO
25,001 - 50,000	9	$449128.8200	0.26%	$49903.20	7.489%	43.03%	609
50,001 - 75,000	45	2952871.8200	1.74	65619.37	7.468	61.68	612
75,001 - 100,000	79	7056866.4000	4.15	89327.42	7.743	75.20	623
100,001 - 125,000	107	12043356.6400	7.08	112554.73	7.306	73.76	639
125,001 - 150,000	103	14182357.8100	8.34	137692.79	7.233	72.04	626
150,001 - 175,000	88	14403069.7800	8.47	163671.25	7.153	73.45	642
175,001 - 200,000	78	14625917.3500	8.60	187511.76	6.883	75.61	656
200,001 - 225,000	66	14002118.5900	8.24	212153.31	6.809	74.86	655
225,001 - 250,000	39	9298212.2500	5.47	238415.70	6.630	71.58	676
250,001 - 275,000	46	12065174.0400	7.10	262286.39	6.862	78.10	658
275,001 - 300,000	38	10980523.8500	6.46	288961.15	6.621	78.55	671
300,001 - 325,000	23	7208370.2600	4.24	313407.40	6.442	78.88	692
325,001 - 350,000	15	5107791.7200	3.00	340519.45	6.768	82.36	675
350,001 - 375,000	15	5371608.3400	3.16	358107.22	6.553	75.57	672
375,001 - 400,000	18	6984383.9500	4.11	388021.33	6.402	79.98	693
400,001 - 425,000	13	5367938.2500	3.16	412918.33	6.349	73.25	683
425,001 - 450,000	16	6983178.4000	4.11	436448.65	6.537	83.82	694
450,001 - 475,000	10	4639794.5100	2.73	463979.45	6.639	81.73	680
475,001 - 500,000	11	5369057.6600	3.16	488096.15	6.354	77.87	692
500,001 - 525,000	5	2581371.9900	1.52	516274.40	6.370	78.69	726
525,001 - 550,000	3	1587512.3800	0.93	529170.79	6.961	82.25	713
550,001 - 575,000	3	1658568.8100	0.98	552856.27	5.963	73.45	705
575,001 - 600,000	3	1773434.3500	1.04	591144.78	6.357	81.99	677
600,001 - 625,000	1	611889.0800	0.36	611889.08	5.990	70.00	723
625,001 - 650,000	2	1279402.2300	0.75	639701.12	6.550	76.97	694
675,001 - 700,000	1	690000.0000	0.41	690000.00	6.150	87.34	707
725,001 - 750,000	1	743056.4500	0.44	743056.45	6.340	85.00	673
Total:	838	$170016955.7300	100.00%	$202884.20	6.835%	75.99%	662

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2. Remaining Balance

Remaining Balance	Number of Mortgage Loans	Remaining Principal Balance	% of Remaining Principal Balance	Average Principal Balance	WA Gross CPN	Weighted Average LTV	Weighted Average FICO
25,001 - 50,000	9	$449128.8200	0.26%	$49903.20	7.489%	43.03%	609
50,001 - 75,000	45	2952871.8200	1.74	65619.37	7.468	61.68	612
75,001 - 100,000	79	7056866.4000	4.15	89327.42	7.743	75.20	623
100,001 - 125,000	107	12043356.6400	7.08	112554.73	7.306	73.76	639
125,001 - 150,000	103	14182357.8100	8.34	137692.79	7.233	72.04	626
150,001 - 175,000	88	14403069.7800	8.47	163671.25	7.153	73.45	642
175,001 - 200,000	78	14625917.3500	8.60	187511.76	6.883	75.61	656
200,001 - 225,000	66	14002118.5900	8.24	212153.31	6.809	74.86	655
225,001 - 250,000	40	9547432.2500	5.62	238685.81	6.615	71.39	679
250,001 - 275,000	45	11815954.0400	6.95	262576.76	6.879	78.39	656
275,001 - 300,000	38	10980523.8500	6.46	288961.15	6.621	78.55	671
300,001 - 325,000	23	7208370.2600	4.24	313407.40	6.442	78.88	692
325,001 - 350,000	15	5107791.7200	3.00	340519.45	6.768	82.36	675
350,001 - 375,000	15	5371608.3400	3.16	358107.22	6.553	75.57	672
375,001 - 400,000	18	6984383.9500	4.11	388021.33	6.402	79.98	693
400,001 - 425,000	13	5367938.2500	3.16	412918.33	6.349	73.25	683
425,001 - 450,000	16	6983178.4000	4.11	436448.65	6.537	83.82	694
450,001 - 475,000	10	4639794.5100	2.73	463979.45	6.639	81.73	680
475,001 - 500,000	11	5369057.6600	3.16	488096.15	6.354	77.87	692
500,001 - 525,000	5	2581371.9900	1.52	516274.40	6.370	78.69	726
525,001 - 550,000	3	1587512.3800	0.93	529170.79	6.961	82.25	713
550,001 - 575,000	3	1658568.8100	0.98	552856.27	5.963	73.45	705
575,001 - 600,000	3	1773434.3500	1.04	591144.78	6.357	81.99	677
600,001 - 625,000	1	611889.0800	0.36	611889.08	5.990	70.00	723
625,001 - 650,000	2	1279402.2300	0.75	639701.12	6.550	76.97	694
675,001 - 700,000	1	690000.0000	0.41	690000.00	6.150	87.34	707
725,001 - 750,000	1	743056.4500	0.44	743056.45	6.340	85.00	673
Total:	838	$170016955.7300	100.00%	$202884.20	6.835%	75.99%	662

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3. Mortgage Rates (%)

Mortgage Rates (%)	Number of Mortgage Loans	Remaining Principal Balance	% of Remaining Principal Balance	Average Principal Balance	WA Gross CPN	Weighted Average LTV	Weighted Average FICO
5.500 - 5.999	104	$29326719.1400	17.25%	$281987.68	5.950%	69.89%	703
6.000 - 6.499	188	45909032.6300	27.00	244196.98	6.282	73.67	685
6.500 - 6.999	197	40601986.8700	23.88	206101.46	6.747	75.01	659
7.000 - 7.499	106	17789318.5100	10.46	167823.76	7.256	81.62	643
7.500 - 7.999	135	21210247.1600	12.48	157112.94	7.763	82.02	624
8.000 - 8.499	46	7213229.2700	4.24	156809.33	8.241	81.61	611
8.500 - 8.999	36	4814427.1200	2.83	133734.09	8.750	81.58	595
9.000 - 9.499	15	1870575.2800	1.10	124705.02	9.257	86.03	610
9.500 - 9.999	10	1107819.7500	0.65	110781.98	9.770	85.22	546
10.000 - 10.499	1	173600.0000	0.10	173600.00	10.000	80.00	527
Total:	838	$170016955.7300	100.00%	$202884.20	6.835%	75.99%	662

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4. Original Term

Original Term	Number of Mortgage Loans	Remaining Principal Balance	% of Remaining Principal Balance	Average Principal Balance	WA Gross CPN	Weighted Average LTV	Weighted Average FICO
0 - 180	40	$5287795.6000	3.11%	$132194.89	7.197%	66.77%	639
181 - 240	29	3781847.3100	2.22	130408.53	6.869	71.32	660
241 - 300	4	1080768.4300	0.64	270192.11	6.667	80.88	685
301 - 360	765	159866544.3900	94.03	208975.88	6.823	76.37	663
Total:	838	$170016955.7300	100.00%	$202884.20	6.835%	75.99%	662

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5. Remaining Term

Remaining Term	Number of Mortgage Loans	Remaining Principal Balance	% of Remaining Principal Balance	Average Principal Balance	WA Gross CPN	Weighted Average LTV	Weighted Average FICO
61 - 120	4	$595265.9400	0.35%	$148816.49	6.709%	56.93%	643
121 - 180	36	4692529.6600	2.76	130348.05	7.259	68.02	639
181 - 240	29	3781847.3100	2.22	130408.53	6.869	71.32	660
241 - 300	4	1080768.4300	0.64	270192.11	6.667	80.88	685
301 - 360	765	159866544.3900	94.03	208975.88	6.823	76.37	663
Total:	838	$170016955.7300	100.00%	$202884.20	6.835%	75.99%	662

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6. LIEN

LIEN	Number of Mortgage Loans	Remaining Principal Balance	% of Remaining Principal Balance	Average Principal Balance	WA Gross CPN	Weighted Average LTV	Weighted Average FICO
First Lien	838	$170016955.7300	100.00%	$202884.20	6.835%	75.99%	662
Total:	838	$170016955.7300	100.00%	$202884.20	6.835%	75.99%	662

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7. AGE

AGE	Number of Mortgage Loans	Remaining Principal Balance	% of Remaining Principal Balance	Average Principal Balance	WA Gross CPN	Weighted Average LTV	Weighted Average FICO
0	315	$58963019.3200	34.68%	$187184.19	7.064%	76.82%	656
1	385	81972764.1700	48.21	212916.27	6.634	74.31	667
2	123	26037001.0800	15.31	211682.94	6.890	78.91	664
3	12	2264325.4200	1.33	188693.79	7.637	83.10	619
4	3	779845.7400	0.46	259948.58	6.409	71.49	695
Total:	838	$170016955.7300	100.00%	$202884.20	6.835%	75.99%	662

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8. LTV

LTV	Number of Mortgage Loans	Remaining Principal Balance	% of Remaining Principal Balance	Average Principal Balance	WA Gross CPN	Weighted Average LTV	Weighted Average FICO
10.00 - 14.99	1	$66933.1700	0.04%	$66933.17	5.990%	14.89%	657
20.00 - 24.99	8	869678.8300	0.51	108709.85	7.133	23.10	625
25.00 - 29.99	7	715187.5000	0.42	102169.64	6.734	27.02	687
30.00 - 34.99	18	2097069.0300	1.23	116503.84	6.731	33.00	689
35.00 - 39.99	12	1834331.0000	1.08	152860.92	6.678	38.06	638
40.00 - 44.99	11	1841089.1000	1.08	167371.74	6.488	42.74	670
45.00 - 49.99	26	4603852.6200	2.71	177071.25	6.527	47.12	669
50.00 - 54.99	25	3486187.3400	2.05	139447.49	7.042	51.82	616
55.00 - 59.99	49	9462615.8600	5.57	193114.61	6.540	57.34	655
60.00 - 64.99	48	8512101.1300	5.01	177335.44	6.634	62.56	646
65.00 - 69.99	74	15996897.5100	9.41	216174.29	6.432	67.52	665
70.00 - 74.99	79	16426521.5100	9.66	207930.65	6.621	72.47	656
75.00 - 79.99	77	18208860.2100	10.71	236478.70	6.590	76.65	673
80.00 - 84.99	136	28383642.2100	16.69	208703.25	6.833	81.21	663
85.00 - 89.99	96	21963050.7500	12.92	228781.78	6.874	86.30	666
90.00 - 94.99	85	19362009.6200	11.39	227788.35	7.119	90.60	663
95.00 - 99.99	59	11011693.6600	6.48	186638.88	7.536	95.37	659
100.00 - 104.99	27	5175234.6800	3.04	191675.36	8.111	100.00	684
Total:	838	$170016955.7300	100.00%	$202884.20	6.835%	75.99%	662

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9. Owner Occupancy

Owner Occupancy	Number of Mortgage Loans	Remaining Principal Balance	% of Remaining Principal Balance	Average Principal Balance	WA Gross CPN	Weighted Average LTV	Weighted Average FICO
Primary Residence	791	$161636992.2400	95.07%	$204345.12	6.820%	76.08%	661
Investment Property	44	7733435.2800	4.55	175759.89	7.155	74.49	686
Second Home	3	646528.2100	0.38	215509.40	6.739	70.46	750
Total:	838	$170016955.7300	100.00%	$202884.20	6.835%	75.99%	662

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10. Property Type

Property Type	Number of Mortgage Loans	Remaining Principal Balance	% of Remaining Principal Balance	Average Principal Balance	WA Gross CPN	Weighted Average LTV	Weighted Average FICO
2-Unit	24	$5974565.7700	3.51%	$248940.24	6.557%	69.43%	709
3-Unit	9	2854296.1800	1.68	317144.02	6.380	72.70	699
4-Unit	5	1545154.7900	0.91	309030.96	6.738	68.97	691
Attached PUD/Townhome	18	3566911.1900	2.10	198161.73	7.096	80.79	665
Detached PUD	52	11508003.7900	6.77	221307.77	6.744	79.32	662
High-Rise Condo (5+ Stories)	2	291777.0800	0.17	145888.54	7.656	76.26	669
Low-Rise Condo (1-4 Stories)	24	3563955.2800	2.10	148498.14	6.906	73.12	657
SFR	704	140712291.6500	82.76	199875.41	6.854	76.09	659
Total:	838	$170016955.7300	100.00%	$202884.20	6.835%	75.99%	662

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11. Loan Purpose

Loan Purpose	Number of Mortgage Loans	Remaining Principal Balance	% of Remaining Principal Balance	Average Principal Balance	WA Gross CPN	Weighted Average LTV	Weighted Average FICO
Refi-Cash Out	710	$145482032.2500	85.57%	$204904.27	6.784%	75.12%	661
Refi- Rate/Term	87	15227473.5100	8.96	175028.43	6.838	78.34	666
Purchase	41	9307449.9700	5.47	227010.97	7.621	85.79	678
Total:	838	$170016955.7300	100.00%	$202884.20	6.835%	75.99%	662

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12. Rate Type

Rate Type	Number of Mortgage Loans	Remaining Principal Balance	% of Remaining Principal Balance	Average Principal Balance	WA Gross CPN	Weighted Average LTV	Weighted Average FICO
FIXED	838	$170016955.7300	100.00%	$202884.20	6.835%	75.99%	662
Total:	838	$170016955.7300	100.00%	$202884.20	6.835%	75.99%	662

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13. Prepayment Penalty Term

Prepayment Penalty Term	Number of Mortgage Loans	Remaining Principal Balance	% of Remaining Principal Balance	Average Principal Balance	WA Gross CPN	Weighted Average LTV	Weighted Average FICO
0	172	$27991674.4200	16.46%	$162742.29	7.299%	80.12%	643
6	1	339720.7500	0.20	339720.75	6.990	77.10	690
12	54	12862547.6800	7.57	238195.33	7.100	80.06	668
24	14	3597217.8900	2.12	256944.14	6.584	74.52	665
36	597	125225794.9900	73.65	209758.45	6.711	74.69	666
Total:	838	$170016955.7300	100.00%	$202884.20	6.835%	75.99%	662

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14. FICO Scores

FICO Scores	Number of Mortgage Loans	Remaining Principal Balance	% of Remaining Principal Balance	Average Principal Balance	WA Gross CPN	Weighted Average LTV	Weighted Average FICO
500 - 519	7	$798053.0800	0.47%	$114007.58	9.205%	67.74%	511
520 - 539	21	2378232.3700	1.40	113249.16	8.753	68.33	531
540 - 559	35	5363801.3300	3.15	153251.47	7.924	70.80	549
560 - 579	45	6375168.0600	3.75	141670.40	7.590	68.58	570
580 - 599	63	8986916.9500	5.29	142649.48	7.263	74.89	591
600 - 619	89	14756929.2000	8.68	165808.19	7.194	74.82	610
620 - 639	126	23998133.8400	14.12	190461.38	7.068	78.20	630
640 - 659	103	19936666.9600	11.73	193559.87	6.853	76.92	650
660 - 679	84	21622890.7800	12.72	257415.37	6.553	77.26	669
680 - 699	84	17505993.2800	10.30	208404.68	6.582	75.13	687
700 - 719	65	17047217.9200	10.03	262264.89	6.347	78.88	709
720 - 739	46	13364191.7300	7.86	290525.91	6.422	78.14	728
740 - 759	30	7464003.8700	4.39	248800.13	6.321	72.87	749
760 - 779	25	7458544.2400	4.39	298341.77	6.481	75.40	769
780 - 799	10	2135893.6200	1.26	213589.36	6.314	76.30	792
800 - 819	5	824318.5000	0.48	164863.70	6.488	66.19	805
Total:	838	$170016955.7300	100.00%	$202884.20	6.835%	75.99%	662

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15. State

State	Number of Mortgage Loans	Remaining Principal Balance	% of Remaining Principal Balance	Average Principal Balance	WA Gross CPN	Weighted Average LTV	Weighted Average FICO
Alabama	3	$344069.4400	0.20%	$114689.81	8.790%	90.76%	641
Arizona	24	3965594.2600	2.33	165233.09	6.582	78.66	657
Arkansas	4	410713.7100	0.24	102678.43	6.875	76.26	678
California	237	67003312.1300	39.41	282714.40	6.399	71.01	687
Colorado	13	1951558.8300	1.15	150119.91	7.157	84.57	672
Connecticut	18	3303750.8800	1.94	183541.72	6.845	76.10	657
Florida	129	20941317.2800	12.32	162335.79	7.085	76.09	635
Georgia	18	2084843.7800	1.23	115824.65	7.735	81.33	623
Hawaii	2	370777.0800	0.22	185388.54	7.709	86.92	706
Idaho	2	284154.6300	0.17	142077.32	6.793	81.78	658
Illinois	36	5909330.7200	3.48	164148.08	7.323	78.78	643
Indiana	16	2186928.1900	1.29	136683.01	7.615	92.08	641
Iowa	2	178512.0200	0.10	89256.01	7.643	70.98	685
Kansas	1	90250.0000	0.05	90250.00	8.240	95.00	631
Kentucky	1	131308.9200	0.08	131308.92	7.840	90.00	650
Louisiana	1	68319.6400	0.04	68319.64	8.650	90.00	576
Maine	1	129911.8800	0.08	129911.88	7.950	26.80	631
Maryland	42	8038170.0000	4.73	191385.00	6.974	77.56	645
Massachusetts	5	1094298.6100	0.64	218859.72	6.854	78.41	636
Michigan	13	2073197.3900	1.22	159476.72	7.278	89.04	669
Minnesota	10	1919592.7700	1.13	191959.28	6.683	77.91	651
Mississippi	2	355525.5400	0.21	177762.77	7.545	85.29	612
Missouri	8	1292581.0600	0.76	161572.63	6.853	80.56	700
Nevada	10	2355588.9600	1.39	235558.90	6.419	85.34	651
New Hampshire	2	340527.1400	0.20	170263.57	7.044	66.92	671
New Jersey	15	3272609.0900	1.92	218173.94	6.961	79.35	646
New Mexico	1	134886.0200	0.08	134886.02	6.850	90.00	645
New York	57	14003881.2100	8.24	245682.13	7.177	80.52	668
North Carolina	7	967637.7600	0.57	138233.97	7.293	87.97	662
Ohio	27	2934270.9400	1.73	108676.70	7.835	82.86	621
Oklahoma	2	280379.1500	0.16	140189.58	7.154	88.00	644
Oregon	6	1186674.9400	0.70	197779.16	6.473	84.10	680
Pennsylvania	23	4666925.5900	2.74	202909.81	6.778	71.42	633
Rhode Island	3	686500.0000	0.40	228833.33	6.698	76.80	648
South Carolina	8	947569.3100	0.56	118446.16	7.903	92.55	663
Tennessee	7	706197.0800	0.42	100885.30	8.228	83.02	594
Texas	19	2223449.4600	1.31	117023.66	7.106	73.90	650
Utah	2	405000.0000	0.24	202500.00	6.271	78.90	731
Washington	3	735284.6600	0.43	245094.89	7.075	85.78	604
Virginia	50	8900135.0100	5.23	178002.70	7.192	79.84	634
West Virginia	2	277310.5900	0.16	138655.30	7.951	80.85	626
Wisconsin	2	236491.8500	0.14	118245.93	8.642	84.82	598
Wyoming	1	143200.0000	0.08	143200.00	7.140	91.79	700
Washington DC	3	484418.2100	0.28	161472.74	8.126	63.45	559
Total:	838	$170016955.7300	100.00%	$202884.20	6.835%	75.99%	662

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16. Documentation

Documentation	Number of Mortgage Loans	Remaining Principal Balance	% of Remaining Principal Balance	Average Principal Balance	WA Gross CPN	Weighted Average LTV	Weighted Average FICO
1 Yr Full Doc	327	$64987775.3300	38.22%	$198739.37	6.673%	77.20%	666
1 Yr Limited Doc	11	2057961.5600	1.21	187087.41	7.205	75.34	625
2 Yr Full Doc	266	51447327.3300	30.26	193411.01	6.829	76.67	657
Full Doc - 12 Months Bank Statements	32	7989577.5700	4.70	249674.30	6.357	75.22	685
Full Doc - 24 Months Bank Statements	2	224630.7500	0.13	112315.38	7.143	67.66	591
Stated Income	200	43309683.1900	25.47	216548.42	7.153	73.58	661
Total:	838	$170016955.7300	100.00%	$202884.20	6.835%	75.99%	662

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